UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2023 ( July 5, 2023 )

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Background

The controlling stockholder of Scilex Holding Company (the “Company”), Sorrento Therapeutics, Inc. (“Sorrento”) and its wholly owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with Sorrento, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code,” and such cases, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

After a hearing before the Bankruptcy Court on March 29, 2023, the Bankruptcy Court entered a final order approving a non-amortizing super-priority senior secured term loan facility in an aggregate principal amount not to exceed $75,000,000 in term loan commitments (the “Senior DIP Facility”), provided to the Debtors by JMB Capital Partners Lending, LLC (the “Senior DIP Lender”), on a final basis. The Debtors then negotiated definitive financing documentation, including a Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement and other documents evidencing the Senior DIP Facility. The Senior DIP Facility matures July 31, 2023, however, the Debtor’s liquidity is expected to last only until July 7, 2023.

On June 30, 2023, the Debtors filed the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Obtain Junior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief (the “DIP Motion”), seeking the Bankruptcy Court’s approval of the Junior DIP Facility (as defined below) and certain related relief.

Junior Debtor-in-Possession Financing

On July 5, 2023, at a hearing before the Bankruptcy Court, the Bankruptcy Court entered an interim order (the “Interim DIP Order”) approving the Junior DIP Facility between the Debtors (as borrowers) and the Company (as lender) on an interim basis. Upon entry of the Interim DIP Order and satisfaction of all applicable conditions precedent, as set forth in the Junior DIP Term Sheet (as defined below), the Debtors were authorized to make a single draw of the Junior DIP Facility (as defined below) (the “Draw”) to be funded by the Company as the lender under the Junior DIP Facility, which is subject to a certain intercreditor and subordination agreement entered into by and among the Senior DIP Lender and the Company (the “Subordination Agreement”). Other definitive financing documentation, including a loan and security agreement, will be negotiated and executed as soon as possible following the Draw on the Junior DIP Facility, by no later than the earlier of (i) 15 business days from the entry of the Interim DIP Order, and (ii) entry of the Final Order (as defined below).

On July 5, 2023, the Company and the Debtors executed that certain Debtor-in-Possession Term Loan Facility Summary of Terms and Conditions (the “Junior DIP Term Sheet”), pursuant to which the Company (or its designees or its assignees) will provide the Debtors with a non-amortizing super-priority junior secured term loan facility in an aggregate principal amount not to exceed the sum of (i) $20,000,000 (the “Base Amount”), plus (ii) the amount of the commitment fee and the funding fee, each equal to 1% of the Base Amount, plus (iii) the amount of the DIP Lender Holdback (as defined in the Interim DIP Order) (the “Junior DIP Facility”), subject to the terms and conditions set forth in the Junior DIP Term Sheet. The Junior DIP Term Sheet grants to the Company a right of first refusal to provide any debtor-in-possession financing during the course of the Chapter 11 Cases to the Debtors occurring after the date of the Interim DIP Order until the Chapter 11 Cases are concluded. In connection with the Junior DIP Term Sheet, the Company entered into the Subordination Agreement with the Senior DIP Lender, which specifies that the Junior DIP Facility is subordinated in right of payment and security to the Senior DIP Facility as more fully set forth therein.

The Junior DIP Facility will bear interest at a per annum rate of 12.00% payable in kind on the first day of each month in arrears and on the DIP Termination Date (as defined in the Junior DIP Term Sheet). Upon the occurrence and during the continuance of an event of default as defined in the Junior DIP Term Sheet, the interest rate on outstanding DIP Loans (as defined in the Junior DIP Term Sheet) would increase by 2.00% per annum. The commitment fee and the funding fee described above shall be payable upon the funding of the DIP Loans (as defined in the Junior DIP Term Sheet), in each case as set forth in the Junior DIP Term Sheet. Upon repayment or satisfaction of the DIP Loans (as defined in the Junior DIP Term Sheet) in whole or in part, the Debtors shall pay to the Company in cash an exit fee equal to 2% of the aggregate principal amount of the Junior DIP Facility on the date of the Draw.

The Junior DIP Facility matures on the earliest of: (i) September 30, 2023; (ii); the effective date of any chapter 11 plan of reorganization with respect to the Debtors; (iii) the consummation of any sale or other disposition of all or substantially all of the assets of the Debtors pursuant to section 363 of the Bankruptcy Code; (iv) the date of the acceleration of the DIP Loans and the termination of the DIP Commitments in accordance with the DIP Documents (each as defined in the Junior DIP Term Sheet); (v) dismissal of the Chapter 11 Cases or conversion of the Chapter 11 Cases into cases under chapter 7 of the Bankruptcy Code; and (vi) July 31, 2023, unless the Final Order has been entered by the Bankruptcy Court on or prior to such date. Further, in no event shall the Junior DIP Facility mature before the maturity date of the Senior DIP Facility obligations as in effect on the date of the Interim DIP Order.

Pursuant to the terms of the Subordination Agreement, the Debtors’ obligations to the Company under the Junior DIP Facility are subordinated to the obligations of the Debtors to Senior DIP Lender on the terms and conditions set forth therein. The Debtors anticipate seeking final approval (the “Final Order”) of the Junior DIP Facility at a final hearing on the DIP Motion on July 24, 2023.

The foregoing summaries of the Junior DIP Term Sheet and the Subordination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Junior DIP Term Sheet and the Subordination Agreement, copies of each of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding (i) the execution of the DIP Documents and (ii) the seeking by the Debtors of the final approval of the DIP Facility. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the unpredictability of trading markets and whether a market will be established for the Company’s common stock and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Debtor-in-Possession Term Loan Facility Summary of Terms and Conditions, dated as of July 5, 2023, between Sorrento Therapeutics, Inc., Scintilla Pharmaceuticals, Inc. and Scilex Holding Company.

10.2	Intercreditor and Subordination Agreement, dated as of July 5, 2023, by and among JMB Capital Partners Lending, LLC and Scilex Holding Company.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: July 7, 2023

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